Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
December, 1996

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  5.66%
      December, 1996  5.45%
      November, 1996  5.69%
      October, 1996  5.83%


Cash Yield                                              18.34%


Investor Charge Offs                                    4.19%


Base Rate                                               8.70%


Over 35 Day Delinquency                                 5.01%


Seller's Interest                                       28.15%


Total Payment Rate                                      10.26%


Total Principal Balance                                $8,443,749,170.63


Investor Participation Amount                          $500,000,000.00


Seller Participation Amount                            $2,377,082,503.90